Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Mercantile Bankshares Corporation (the “Company”) for the period ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward J. Kelly, III, the Chief Executive Officer, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)                                      The Report fully complies with the requirements of section 13(a)  or 15(d) of the Securities Exchange Act of 1934; and

2)                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Edward J. Kelly, III
Edward J. Kelly, III
Chief Executive Officer
October 30, 2006